First Eagle International Fund, Inc.
45 Broadway
New York, NY 10006

December 30, 1996

Securities and Exchange Commission
Office of Applications and Report Services
450 Fifth Street, NW
Judiciary Plaza
Washington, DC 20549

CIK: 0000913622

RE: First Eagle Intenational Fund, Inc. (File # 033-70374 & 811-8082) Prospectus Supplement

Gentlemen:

On behalf of First Eagle International Fund, Inc. (the "Fund"), and pursuant to paragraph (d) of Rule 497 under the Securities Act of 1933, we are filing by means of electronic transmission via EDGAR a prospectus supplement dated December 31, 1996 to the prospectus dated April 30, 1996, the text of which has already been filed by means of electronic transmission via EDGAR on April 30, 1996.

Questions or comments regarding the supplement may be addressed by telephone to the undersigned or to William H. Bohnett, Esq. of Fulbright & Jaworski L.L.P. at
(212) 318-3318, the Fund's counsel.

Sincerely,
/s/ James H. Blake
James H. Blake
Secretary and Assistant Treasurer